                                                                  Execution Copy
                                    GUARANTY

         THIS GUARANTY dated as of December 28, 2000 executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement in the form of Annex I hereto (all of the undersigned, together with such other Persons each a "Guarantor" and collectively, the "Guarantors") in favor of (a) Wells Fargo Bank, National Association, in its capacity as Agent (the "Agent") for the Lenders under that certain Credit Agreement dated as of December 28, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among PREIT Associates, L.P. (the "Borrower"), Pennsylvania Real Estate Investment Trust (the "Parent"), each Subsidiary Borrower a party thereto, the financial institutions party thereto and their assignees under Section 13.5 thereof and the Agent and (b) the Lenders and the Swingline Lender.

         WHEREAS, pursuant to the Credit Agreement, the Agent, the Lenders and the Swingline Lender have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth therein;

         WHEREAS, the Parent is the sole general partner of the Borrower;

         WHEREAS, each other Guarantor is a Subsidiary or Approved Joint Venture of the Borrower or the Parent;

         WHEREAS, the Borrower, each Guarantor and the other Loan Parties, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Agent and the Lenders through their collective efforts;

         WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Agent and the Lenders making such financial accommodations available to the Borrower under the Credit Agreement and, accordingly, each such Guarantor is willing to guarantee certain of the Borrower's obligations to the Agent and the Lenders on the terms and conditions contained herein; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the extension of financial accommodations under the Credit Agreement, that the Guarantors execute and deliver this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor agrees as follows:

         Section 1. Guaranty. Each Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the "Guarantied Obligations"): (a) all indebtedness and obligations owing by the Borrower to any Lender, the Swingline Lender or the Agent under or in connection with the Credit Agreement and any other Loan Document to which the Borrower is a party (other than any indebtedness owing by the Borrower in connection with Construction Loans), including without limitation, the repayment of all principal of the Loans (other than the Construction Advances) and the payment of all interest, fees, charges, reasonable attorneys fees and other amounts payable to any Lender, the Swingline Lender or the Agent thereunder or in connection therewith (other than such amounts with respect to Construction Loans); (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (c) all expenses, including, without limitation, reasonable attorneys' fees and disbursements, that are incurred by the Lenders, the Swingline Lender and the Agent in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder and (d) except as limited in clauses (a) and (b) above, all other Obligations.

         Notwithstanding anything set forth herein to the contrary, the Guaranteed Obligations of any Guarantor that (a) is a Subsidiary or Approved Joint Venture, other than a Wholly Owned Subsidiary and (b) owns at least one Borrowing Base Property but has not satisfied the condition set forth in Section 9.15(a)(ii) of the Credit Agreement, shall be limited to the Appraised Value of all Properties of such Subsidiary or Approved Joint Venture subject to a Security Deed.

         Section 2. Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account. Accordingly, the Lenders, the Swingline Lender and the Agent shall not be obligated or required before enforcing this Guaranty against any
Guarantor: (a) to pursue any right or remedy the Lenders, the Swingline Lender or the Agent may have against any Loan Party or any other Person or commence any suit or other proceeding against any Loan Party or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of any Loan Party or any other Person; or (c) to make demand of any Loan Party or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Lenders, the Swingline Lender or the Agent which may secure any of the Guarantied Obligations.

         Section 3. Guaranty Absolute. Each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent, the Lenders or the Swingline Lender with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

         (a)(i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any Guarantied Obligations, or
(iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the Guarantied Obligations or any other instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

         (b) any lack of validity or enforceability of the Credit Agreement, any of the other Loan Documents, or any other document, instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

         (c) any furnishing to the Agent, the Lenders or the Swingline Lender of any security for the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Obligations;

         (d) any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to the Guarantied Obligations, or any subordination of the payment of the Guarantied Obligations to the payment of any other liability of any Loan Party;

         (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

         (f) any invalidity or nonperfection of any security interest or lien on, or any other impairment of, any collateral securing any of the Guaranteed Obligations or any failure of the Agent or any other Guaranteed Party to preserve any such collateral security or any other impairment of any such collateral;

         (g) any act or failure to act by any Loan Party or any other Person which may adversely affect such Guarantor's subrogation rights, if any, against such Loan Party to recover payments made under this Guaranty;

         (h) any application of sums paid by any Loan Party or any other Person with respect to the liabilities of the Borrower to the Agent, the Lenders or the Swingline Lender, regardless of what liabilities of the Borrower remain unpaid;

         (i) any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof; or

         (j) any other circumstance which might otherwise constitute a defense available to, or a discharge of, such Guarantor hereunder (other than termination of this Guaranty as provided in Section 20. hereof).

         Section 4. Action with Respect to Guarantied Obligations. The Lenders, the Swingline Lender and the Agent may, at any time and from time to time, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder take any and all actions described in
Section 3. and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations;
(b) amend, modify, alter or supplement the Credit Agreement or any other Loan Document; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Obligations; (d) release any Loan Party or other Person liable in any manner for the payment or collection of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against any Loan Party or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Lenders or the Swingline Lender shall elect.

         Section 5. Representations and Warranties. Each Guarantor hereby makes to the Agent, the Lenders and the Swingline Lender all of the representations and warranties made by the Borrower with respect to or in any way relating to such Guarantor in the Credit Agreement and the other Loan Documents, as if the same were set forth herein in full.

         Section 6. Covenants. Each Guarantor will comply with all covenants which the Borrower is to cause such Guarantor to comply with under the terms of the Credit Agreement or any of the other Loan Documents.

         Section 7. Waiver. Each Guarantor, to the fullest extent permitted by Applicable Law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder.

         Section 8. Inability to Accelerate Loan. If the Agent, the Lenders and/or the Swingline Lender are prevented under Applicable Law or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Agent, the Lenders and/or the Swingline Lender shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

         Section 9. Reinstatement of Guarantied Obligations. If claim is ever made on the Agent, any Lender or the Swingline Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and the Agent, such Lender or the Swingline Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the Agent, such Lender or the Swingline Lender with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, any of the other Loan Documents, or any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the Agent, such Lender or the Swingline Lender for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Agent, such Lender or the Swingline Lender.

                  Section 10. Subrogation. Each Guarantor hereby forever waives to the fullest extent possible any and all claims such Guarantor may have against the Borrower arising out of any payment by such Guarantor to the Agent, Lenders and Swingline Lender of any of the obligations pursuant to this Guaranty, including, but not limited to, all such claims of such Guarantor arising out of any right of subrogation, indemnity, reimbursement, contribution, exoneration, payment or any other claim, cause of action, right or remedy against the Borrower, whether such claim arises at law, in equity, or out of any written or oral agreement between or among such Guarantor, the Borrower or otherwise. The waivers set forth above are intended by each Guarantor, the Agent, the Lenders and the Swingline Lender to be for the benefit of the Borrower, and such waivers shall be enforceable by the Borrower, or any of their successors or assigns, as an absolute defense to any action by such Guarantor against the Borrower or the assets of the Borrower, which action arises out of any payment by the Borrower to the Agent, Lenders or Swingline Lender upon any of these obligations. The waivers set forth herein may not be revoked by any Guarantor without the prior written consent of the Agent and the Borrower.

         Section 11. Payments Free and Clear. Except as otherwise permitted under Section 3.11 of the Credit Agreement, all sums payable by each Guarantor hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including any Taxes), and if such Guarantor is required by Applicable Law or by any Governmental Authority to make any such deduction or withholding, such Guarantor shall pay to the Agent, the Lenders and the Swingline Lender such additional amount as will result in the receipt by the Agent, the Lenders and the Swingline Lender of the full amount payable hereunder had such deduction or withholding not occurred or been required.

         Section 12. Set-off. In addition to any rights now or hereafter granted under any of the other Loan Documents or Applicable Law and not by way of limitation of any such rights, each Guarantor hereby authorizes the Agent, at any time or from time to time, during the continuance of an Event of Default without any prior notice to such Guarantor or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Agent, or any affiliate of the Agent, to or for the credit or the account of such Guarantor against and on account of any of the Guarantied Obligations, although such obligations shall be contingent or unmatured. Each Guarantor agrees, to the fullest extent permitted by Applicable Law, that any Participant may exercise rights of setoff or counterclaim and other rights with respect to its participation as fully as if such Participant were a direct creditor of such Guarantor in the amount of such participation.

         Section 13. Subordination. Each Guarantor hereby expressly covenants and agrees for the benefit of the Agent, the Lenders and the Swingline Lender that all obligations and liabilities of the Borrower to such Guarantor of whatever description, including without limitation, all intercompany receivables of such Guarantor from the Borrower (collectively, the "Junior Claims") shall be subordinate and junior in right of payment to all Guarantied Obligations. If an Event of Default shall have occurred and be continuing, then no Guarantor shall accept any direct or indirect payment (in cash, property, securities by setoff or otherwise) from the Borrower on account of or in any manner in respect of any Junior Claim until all of the Guarantied Obligations have been indefeasibly paid in full.

         Section 14. Avoidance Provisions. It is the intent of each Guarantor, the Agent, the Lenders and the Swingline Lender that in any Proceeding, such Guarantor's maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Lenders and the Swingline Lender) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code") and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of
Section 544 of the Bankruptcy Code or otherwise. The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Lenders and the Swingline Lender) shall be determined in any such Proceeding are referred to as the "Avoidance Provisions". Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of any Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Lenders and the Swingline Lender), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the Agent, the Lenders and the Swingline Lender hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Agent, the Lenders and the Swingline Lender that would not otherwise be available to such Person under the Avoidance Provisions.

         Section 15. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agent, any Lender or the Swingline Lender shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.

         Section 16. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH

         SECTION 17. LITIGATION; JURISDICTION; OTHER MATTERS; WAIVERS.

         (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG ANY GUARANTOR, THE AGENT, THE SWINGLINE LENDER OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE SWINGLINE LENDER, THE AGENT AND EACH GUARANTOR HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR IN CONNECTION WITH ANY COLLATERAL OR ANY LIEN OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG ANY GUARANTOR, THE AGENT, THE SWINGLINE LENDER OR ANY OF THE LENDERS OF ANY KIND OR NATURE.

         (b) EACH GUARANTOR, THE AGENT, THE SWINGLINE LENDER AND EACH LENDER HEREBY AGREES THAT THE FEDERAL DISTRICT COURT OF THE EASTERN DISTRICT OF PENNSYLVANIA OR, AT THE OPTION OF THE AGENT, ANY STATE COURT LOCATED IN PHILADELPHIA COUNTY, PENNSYLVANIA, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG ANY GUARANTOR, THE AGENT, THE SWINGLINE LENDER OR ANY OF THE LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY, OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM OR THE COLLATERAL. EACH GUARANTOR AND EACH OF THE LENDERS EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS.

         (c) EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME.

         (d) THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

         (e) THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER OBLIGATIONS AND THE TERMINATION OF THIS AGREEMENT.

         Section 18. Loan Accounts. The Agent, each Lender and the Swingline Lender may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guarantied Obligations, and in the case of any dispute relating to any of the Guarantied Obligations or otherwise, the entries in such books and accounts shall constitute prima facie evidence of the outstanding amount of such Guarantied Obligations and the amounts paid and payable with respect thereto absent manifest error. The failure of the Agent, any Lender or the Swingline Lender to maintain such books and accounts shall not in any way relieve or discharge any Guarantor of any of its obligations hereunder.

         Section 19. Waiver of Remedies. No delay or failure on the part of the Agent, any Lender or the Swingline Lender in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Agent, any Lender or the Swingline Lender of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other such right or remedy.

         Section 20. Termination. This Guaranty shall remain in full force and effect until the earlier of (a) indefeasible payment in full of the Obligations and the termination or cancellation of the Credit Agreement and (b) the release by the Agent of each Guarantor herefrom pursuant to Section 4.1(g) of the Credit Agreement.

         Section 21. Successors and Assigns. Each reference herein to the Agent, the Lenders or the Swingline Lender shall be deemed to include such Person's respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor's successors and assigns, upon whom this Guaranty also shall be binding. The Lenders and the Swingline Lender may, in accordance with the applicable provisions of the Credit Agreement, assign, transfer or sell any Guarantied Obligations, or grant or sell participation in any Guarantied Obligations, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor's obligations hereunder. Each Guarantor hereby consents to the delivery by the Agent, any Lender or the Swingline Lender to any Assignee or Participant (or any prospective Assignee or Participant) of any financial or other information regarding any Loan Party. No Guarantor may assign or transfer its obligations hereunder to any Person.

         Section 22. JOINT AND SEVERAL OBLIGATIONS. THE OBLIGATIONS OF THE GUARANTORS HEREUNDER SHALL BE JOINT AND SEVERAL, AND ACCORDINGLY, EACH GUARANTOR CONFIRMS THAT IT IS LIABLE FOR THE FULL AMOUNT OF THE "GUARANTIED OBLIGATIONS" AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER GUARANTORS HEREUNDER.

         Section 23. Amendments. This Guaranty may not be amended except in writing signed by the Agent and each Guarantor.

         Section 24. Payments. All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Agent at its Lending Office, not later than 11:00 a.m., on the date one Business Day after demand therefor.

         Section 25. Notices. All notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to the Agent, any Lender or the Swingline Lender at its address for notices provided for in the Credit Agreement, or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; or (iii) if hand delivered, when delivered; provided, however, that any notice of a change of address for notices shall not be effective until received.

         Section 26. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 27. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

         Section 28. Definitions. (a) For the purposes of this Guaranty:

         "Proceeding" means any of the following: (i) a voluntary or involuntary case concerning any Guarantor shall be commenced under the Bankruptcy Code of 1978, as amended; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Guarantor; (iii) any other proceeding under any Applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Guarantor; (iv) any Guarantor is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) any Guarantor makes a general assignment for the benefit of creditors; (vii) any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts;
(ix) any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by any Guarantor for the purpose of effecting any of the foregoing.

         (b) Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.


                            [Signatures on Next Page]

                  IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

                     PENNSYLVANIA REAL ESTATE INVESTMENT
                         TRUST


                     By:   /s/ Jeffrey A. Linn
                        -------------------------------------------------------
                         Name:      J.A. Linn
                              -------------------------------------------------
                         Title:     Senior Vice President
                               ------------------------------------------------


                     PR CHRISTIANA LLC, a Delaware limited liability
                         company

                         By: PREIT Associates, L.P., a Pennsylvania
                           limited partnership, sole member

                             By: Pennsylvania Real Estate Investment Trust,
                               a Pennsylvania business trust, sole general
                               partner


                                  By:        /s/ J.A. Linn
                                     ------------------------------------------
                                    Name:    Jeffrey A. Linn
                                         --------------------------------------
                                    Title:   Senior Vice President
                                          -------------------------------------

           [Signature Page to Guaranty dated as of December 28, 2000]


                JACKSONVILLE ASSOCIATES, a Florida general
                     partnership

                    By:  PR South Blanding LLC, a Delaware limited
                      liability company, general partner

                        By:  PREIT Associates, L.P., a Delaware limited
                          partnership, its sole member

                             By:  Pennsylvania Real Estate Investment
                               Trust, a Pennsylvania business trust, sole
                               general partner

                                 By:    /s/ J.A. Linn
                                      -------------------------------------
                                 Name:  Jeffrey A. Linn
                                      -------------------------------------
                                 Title: Senior Vice President
                                       ------------------------------------

                    By:  PREIT Associates, L.P., a Delaware limited
                      partnership, general partner

                        By:  Pennsylvania Real Estate Investment
                          Trust, a Pennsylvania business trust, sole
                          general partner

                             By:      /s/ J.A. Linn
                                -------------------------------------------
                             Name:    Jeffrey A. Linn
                                  -----------------------------------------
                             Title:   Senior Vice President
                                   ----------------------------------------


                PR NORTH DARTMOUTH LLC, a Delaware limited
                  liability company

                    By:  PREIT Associates, L.P., a Delaware limited
                      partnership, its sole member

                        By:  Pennsylvania Real Estate Investment
                          Trust, a Pennsylvania business trust, sole
                          general partner


                             By:      /s/ J.A. Linn
                                -------------------------------------------
                             Name:    Jeffrey A. Linn
                                  -----------------------------------------
                             Title:   Senior Vice President
                                   ----------------------------------------

           [Signature Page to Guaranty dated as of December 28, 2000]


                PR 8000 NATIONAL HIGHWAY, L.P., a Pennsylvania
                 limited partnership

                    By:  PR 8000 National Highway LLC, a Delaware
                      limited liability company, sole general partner

                        By:  PREIT Associates, L.P., a Delaware limited
                          partnership, its sole member

                             By:  Pennsylvania Real Estate Investment
                               Trust, a Pennsylvania business trust, sole
                               general partner

                                 By:    /s/ J.A. Linn
                                    ---------------------------------------
                                 Name:  Jeffrey A. Linn
                                      -------------------------------------
                                 Title: Senior Vice President
                                       ------------------------------------


                ROOSEVELT II ASSOCIATES, L.P., a Pennsylvania
                 limited partnership

                    By:  PR Northeast LLC, a Pennsylvania limited
                      liability company, sole general partner

                        By:  PREIT Associates, L.P., a Delaware limited
                          partnership, its sole member

                             By:  Pennsylvania Real Estate Investment
                               Trust, a Pennsylvania business trust, sole
                               general partner

                                 By:    /s/ J.A. Linn
                                    ---------------------------------------
                                 Name:  Jeffrey A. Linn
                                      -------------------------------------
                                 Title: Senior Vice President
                                       ------------------------------------

           [Signature Page to Guaranty dated as of December 28, 2000]


                  PR FESTIVAL LIMITED PARTNERSHIP, a
                    Pennsylvania limited partnership

                      By:  PR Festival LLC, a Pennsylvania limited
                        liability company, sole general partner

                          By:  PREIT Associates, L.P., a Delaware limited
                            partnership, its sole member

                               By:  Pennsylvania Real Estate Investment
                                 Trust, a Pennsylvania business trust, sole
                                 general partner

                                   By:    /s/ J.A. Linn
                                      ---------------------------------------
                                   Name:  Jeffrey A. Linn
                                        -------------------------------------
                                   Title: Senior Vice President
                                         ------------------------------------


                  PR 8000 AIRPORT HIGHWAY, L.P., a
                    Pennsylvania limited partnership

                      By:  PR 8000 Airport Highway LLC, a Delaware
                        limited liability company, sole general partner

                          By:  PREIT Associates, L.P., a Delaware limited
                            partnership, its sole member

                               By:  Pennsylvania Real Estate Investment
                                 Trust, a Pennsylvania business trust, sole
                                 general partner

                                   By:    /s/ J.A. Linn
                                      ---------------------------------------
                                   Name:  Jeffrey A. Linn
                                        -------------------------------------
                                   Title: Senior Vice President
                                         ------------------------------------

           [Signature Page to Guaranty dated as of December 28, 2000]


                   PR INTERSTATE CONTAINER LLC, a Delaware
                     limited liability company

                       By:  PREIT Associates, L.P., a Delaware limited
                         partnership, its sole member

                           By:  Pennsylvania Real Estate Investment
                             Trust, a Pennsylvania business trust, sole
                             general partner

                                    By:    /s/ J.A. Linn
                                       --------------------------------------
                                    Name:  Jeffrey A. Linn
                                         ------------------------------------
                                    Title: Senior Vice President
                                          -----------------------------------


                   PR NORTHEAST LIMITED PARTNERSHIP, a
                     Pennsylvania limited partnership

                       By:  PR Northeast LLC, a Pennsylvania limited
                         liability company, sole general partner

                           By:  PREIT Associates, L.P., a Delaware limited
                             partnership, its sole member

                                By:  Pennsylvania Real Estate Investment
                                  Trust, a Pennsylvania business trust, sole
                                  general partner

                                    By:    /s/ J.A. Linn
                                       --------------------------------------
                                    Name:  Jeffrey A. Linn
                                         ------------------------------------
                                    Title: Senior Vice President
                                          -----------------------------------


                             Address for Notices for all Guarantors:

                             c/o PREIT Associates, L.P.
                             200 South Broad Street
                             Philadelphia, PA 19102
                             Attention:  Edward Glickman
                             Telephone: (215) 875-0700
                             Telecopy: (215) 546-7311